GUARANTEES AND CONTINGENCIES	12 Months Ended
Dec. 31, 2019
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
GUARANTEES AND CONTINGENCIES
GUARANTEES AND CONTINGENCIES
In the normal course of operations, the partnership's operating subsidiaries have bank guarantees, insurance bonds, letters of credit, and surety bonds outstanding to third parties. As at December 31, 2019, the total outstanding amount was $1,983 million (2018: $1,744 million). The partnership does not conduct its operations, other than those of equity accounted investments, through entities that are not consolidated in these financial statements, and has not guaranteed or otherwise contractually committed to support any material financial obligations not reflected in these financial statements.
The partnership and its subsidiaries are contingently liable with respect to litigation and claims that arise in the normal course of operations. It is not expected that any of the ongoing litigation and claims as at December 31, 2019 could result in a material settlement liability to the partnership.
Escrow and trust deposits
As a service to its customers, two of the partnership’s operating subsidiaries administer escrow and trust deposits which represent undisbursed amounts received for the settlement of certain transactions. These escrow and trust deposits as at December 31, 2019 totaled $24 million (2018: $86 million). These escrow and trust deposits are not assets of the partnership and, therefore, are excluded from the accompanying consolidated statements of financial position. However, the partnership remains contingently liable for the disposition of these deposits.